Exhibit 1

JPMORGAN CHASE CAPITAL XVIII AND EACH OTHER

STATUTORY TRUST FORMED BY THE COMPANY

UNDER THE LAWS OF DELAWARE FOR THE PURPOSE OF ISSUING

CAPITAL SECURITIES (COLLECTIVELY, THE “TRUSTS”)

PREFERRED SECURITIES

GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE BY

JPMORGAN CHASE & CO.

STANDARD PROVISIONS

August 10, 2006

From time to time JPMorgan Chase Capital XVIII and each other statutory trust formed by the Company under the laws of the state of Delaware for the purpose of issuing capital securities (collectively, the “Trusts”), and JPMorgan Chase & Co., a Delaware corporation (the “Company”), as depositor of each trust and as guarantor, may enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, pursuant to which, and subject to the terms and conditions stated herein and therein, the Trust identified in the applicable Pricing Agreement (such Trust being the “Designated Trust” with respect to such Pricing Agreement) will propose to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its preferred securities (the “Securities”) representing undivided beneficial interests in the assets of the Designated Trust. The Securities specified in such Pricing Agreement are referred to as the “Firm Designated Securities” with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Designated Trust may grant the Underwriters the right to purchase at their election an additional number of Securities, specified as provided in such Pricing Agreement as provided in Section 3 hereof (the “Optional Designated Securities”). The Firm Designated Securities and any Optional Designated Securities are collectively called the “Designated Securities”. The proceeds of the sale of the Designated Securities to the public and of common securities of the Designated Trust (the “Common Securities”) to the Company concurrently with the sale of the Designated Securities are to be invested in junior subordinated deferrable interest debentures of the Company (the “Subordinated Debentures”) identified in the Pricing Agreement with respect to such Designated Securities (with respect to such Pricing Agreement, the “Designated Subordinated Debentures”), to be issued pursuant to a junior subordinated indenture dated as of December 1, 1996, as amended from time to time (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Debenture Trustee”). The Designated Securities may be exchangeable into Designated Subordinated Debentures, as specified in Schedule II to such Pricing Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Pricing Agreement with respect to such Designated Securities (the “Designated Guarantee”) (any such Designated Guarantee, the “Guarantee”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement identified in such Pricing Agreement (with respect to such Pricing Agreement, the “Trust Agreement”). The standard provisions set forth herein (these “Standard Provisions”) may be incorporated by reference in any such Pricing Agreement. The Pricing Agreement, including these Standard Provisions incorporated therein by reference, is herein sometimes referred to as this “Agreement”.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Standard Provisions shall not be construed as an obligation of any Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The standard provisions set forth herein will be incorporated by reference in any Pricing Agreement. The obligations of the Underwriters under this Agreement shall be several and not joint.

2. The Designated Trust and the Company, jointly and severally, each represents and warrants to, and agrees with, each of the Underwriters that:

(a) a registration statement on Form S-3 (the “Initial Registration Statement”) in respect of the Securities, the Subordinated Debentures and the Guarantee has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or threatened by the Commission; any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) or Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A, Rule 430B or Rule 430C under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, (ii) all exhibits thereto and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Forms T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the prospectus relating to the Securities, the Subordinated Debentures and the Guarantee, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of any Trust, if any, and the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b) the documents incorporated by reference in the Prospectus and the Time of Sale Information (as defined in the Pricing Agreement), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, at the time of effectiveness or filing, as the case may be, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or the Time of Sale Information or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, at the time of effectiveness or filing, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus or the Time of Sale Information as amended or supplemented relating to such Securities;

(c) the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

(d) the Designated Trust has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

(e) the Designated Guarantee, the Trust Agreement for the Designated Trust, the Designated Subordinated Debentures and the Indenture (the Designated Guarantee, such Trust Agreement, the Designated Subordinated Debentures and the Indenture being collectively referred to as the “Company Agreements”) have each been duly authorized by the Company and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Designated Subordinated Debentures, when validly issued by the Company and duly authenticated and delivered by the Debenture Trustee against Payment therefore as contemplated by the Company Agreements, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (regardless of whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Trust Agreement, the Indenture and the Designated Guarantee have each been duly qualified under the Trust Indenture Act; the Designated Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as exhibits to the Registration Statement, will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

(f) the Pricing Agreement with respect to the Designated Securities (incorporating these Standard Provisions) has been duly authorized, executed and delivered by the Company and the Designated Trust;

(g) The Designated Trust and the Company acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Designated Trust and the Company with respect to the offering of the Designated Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Designated Trust or the Company or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Designated Trust or the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Designated Trust or the Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Designated Trust or the Company with respect thereto. Any review by the Underwriters of the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Designated Trust or the Company;

(h) The Time of Sale Information, at the Time of Sale (as defined in the Pricing Agreement) did not, and at each Time of Delivery (as defined below) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Designated Trust or the Company in writing by such Underwriter through the Representatives expressly for the use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(i) Other than the Time of Sale Information and the Prospectus, neither the Designated Trust nor the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Designated Securities (each such communication by the Designated Trust or the Company or their agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (ii) the documents listed on Schedule III to the Pricing Agreement and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been filed in accordance with the Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Designated Trust or the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus; and

(j) Neither the Designated Trust nor the Company is an ineligible issuer as defined under the Act, at the times specified in the Act in connection with he offering of the Designated Securities.

3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Designated Trust may specify in the Pricing Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the Underwriters the right (an “Overallotment Option”) to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of

Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Designated Trust and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Designated Trust and the Company have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Designated Trust and the Company have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

As compensation to the Underwriters of the Designated Securities for their commitments hereunder and under the Pricing Agreement, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Designated Subordinated Debentures of the Company, the Company agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, the amount set forth in the Pricing Agreement per preferred security for the Designated Securities to be delivered at each Time of Delivery.

4. Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Designated Trust and the Company, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) Funds to an account designated by the Designated Trust, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Designated Trust and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the Designated Trust and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the “Second Time of Delivery”. Each such time and date for delivery is herein called a “Time of Delivery”.

5. The Designated Trust and the Company, jointly and severally, agree with each of the Underwriters of any Designated Securities:

(a) to prepare the Prospectus as amended and supplemented in relation to such Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b), 430A, 430B or 430C, and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Act; before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus and before amending or supplementing the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to any Time of Delivery for such Designated Securities, to furnish to the Representatives a copy of each such proposed Issuer Free Writing Prospectus, amendment or supplement (other than an amendment by reason of filing a report under the Exchange Act that is incorporated by reference in the Registration Statement and does not relate specifically to the Designated Securities) and not to prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for the Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Designated Trust or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (or required but for Rule 172 under the Act) in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any such amendment to the Registration Statement has been filed or becomes effective or any such Issuer Free Writing Prospectus or supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities or the Designated Subordinated Debentures, of the suspension of the qualification of the Designated Securities or the Designated Subordinated Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(b) promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Designated Subordinated Debentures for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Designated Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement, or such later date as shall be agreed, for such Designated Securities and from time to time, to furnish the Underwriters with copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required (or required but for Rule 172 under the Act) at any time in connection with the offering or sale of the Designated Securities or the Designated Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. If at any time prior to the final Time of Delivery any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading the Company and the Designated Trust will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading. The expense of complying with the requirements of this Section 5(c) shall be borne (i) during the period of nine months after the date of the Pricing Agreement, by the Company, and (ii) after expiration of such nine-month period, by those Underwriters on whose behalf the Representatives may request copies of the Prospectus or of an amendment or amendments of or a supplement or supplements to the Prospectus;

(d) in the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) during the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Designated Trust and the Company by the Representatives and (ii) the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of any Trust, or any preferred securities or any other securities of any Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either any Trust or the Company without the prior written consent of the Representatives;

(f) in the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein or in the Pricing Agreement;

(g) if the Pricing Agreement provides that a condition precedent to issuance of the Designated Securities at the Time of Delivery is that the Designated Securities shall have been duly listed subject to notice of issuance on the New York Stock Exchange, to use its best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock Exchange and, if the Company elects to terminate the Designated Trust and to distribute the Designated Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated Trust, to use its best efforts to list the Designated Subordinated Debentures, subject to notice of issuance, on the New York Stock Exchange prior to such distribution;

(h) if the Trust and the Company elect to rely upon Rule 462(b), the Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 a.m., Washington, D.C. time, on the first New York Business Day following the date of the Pricing Agreement, and the Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities, the Guarantee and the Subordinated Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Company Agreement, the Securities and the Subordinated Debentures, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantee and the Subordinated Debentures for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantee and the Subordinated Debentures; (vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Designated Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Designated Securities and the Designated Subordinated Debentures and the cost of registering the Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a) the Prospectus as amended or supplemented in relation to such Designated Securities and each Issuer Free Writing Prospectus (if required by Rule 433 under the Act) shall have been filed with the Commission within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 a.m., Washington, D.C. time, on the first New York Business Day following the date of such Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A under the Act shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company and the formation of the Designated Trust, the validity of the Designated Securities, the Designated Subordinated Debentures, the Designated Guarantee, the Registration Statement, the Time of Sale Information, the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) counsel for the Designated Trust and the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

(i) the Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and JPMorgan Chase Bank, National Association has been duly organized and is validly existing and in good standing as a national banking association under the laws of the United States, in each case with full corporate power and authority to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus;

(ii) the Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

(iii) the execution, delivery and performance by the Company of this Agreement and the Company Agreements and the issue and sale of the Designated Debentures and Designated Securities will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or any of the Exchange Act documents, nor will such actions by the Company violate the Company’s Certificate of Incorporation or By-Laws or any federal or New York statute or the Delaware General Corporation Law or any order known to such counsel issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(iv) no consent, approval, authorization, order, registration or qualification of or with any federal or New York State governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to such counsel’s knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Designated Guarantee and the Designated Subordinated Debentures, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters or the issuance of the Designated Guarantee and Designated Subordinated Debentures by the Company;

(v) the statements set forth in the Time of Sale Information and in the Prospectus under the captions “Description of the Junior Subordinated Debentures”, “Description of the Preferred Securities” and “Description of the Guarantees”, “Summary of Terms of Capital Securities”, “Summary of Terms of Subordinated Debentures” and “Guarantee of Capital Securities”, or similar applicable provisions, insofar as they purport to constitute summaries of certain terms of the documents referred to therein, constitute accurate summaries of such documents in all material respects;

(vi) the Designated Subordinated Debentures have been duly authorized, executed and delivered by the Company and, assuming the Designated Subordinated Debentures have been duly authenticated by the Trustee, and upon payment for and delivery of the Designated Subordinated Debentures as specified in the Company Agreements, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

(vii) the Indenture, the Designated Guarantee and the Trust Agreement for the Designated Trust have each been duly authorized, executed and delivered by the Company and, assuming that the Indenture is the valid and legally binding obligation of the Debenture Trustee, the Designated Guarantee is the valid and legally binding obligation of the Guarantee Trustee and the Trust Agreement for the Designated Trust is the valid and legally binding obligation of the Trustee for the Designated Trust, the Indenture and the Guarantee for the Designated Trust constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture, the Designated Guarantee and the Designated Trust Agreement have been duly qualified under the Trust Indenture Act;

(viii) the Designated Trust is not an “investment company”, within the meaning of, nor is it subject under the Investment Company Act of 1940, as amended;

(ix) To our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference therein which are not described and filed or incorporated by reference as required.

In addition, such counsel shall state that although they have not independently verified and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus, except for those referred to in the opinion in subsection (v) of this Section 7(c), (A) that the Registration Statement, as of the date it first became effective under the Securities Act, and the Prospectus, as of the time of the pricing of the Designated Securities on the date of the applicable Pricing Agreement, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no view with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Exchange Act Documents; and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) the Registration Statement (including the Exchange Act Documents and the Prospectus deemed to be a part thereof), as of the time of the pricing of the Designated Securities on the date of the applicable Pricing Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) the Pricing Disclosure Package (including the Exchange Act Documents incorporated or deemed incorporated by reference therein), as of the time of the pricing of the Designated Securities on the date of the applicable Pricing Agreement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (3) the Prospectus (including the Exchange Act Documents incorporated or deemed incorporated by reference therein), as of the time of the pricing of the Designated Securities on the date of the applicable Pricing Agreement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief in any of clauses (1), (2) or (3) above with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, Pricing Disclosure Package, the Prospectus or the Exchange Act Documents;

(d) special Delaware Counsel to the Designated Trust and the Company satisfactory to the Representatives, shall have furnished to you, the Company and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) the Designated Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a statutory trust have been made;

(ii) under the Delaware Statutory Trust Act and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

(iii) the Trust Agreement constitutes a valid and legally binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv) under the Delaware Statutory Trust Act and the Trust Agreement, the Designated Trust has the power and authority to (a) execute and deliver, and to perform its obligations under this Agreement and the Pricing Agreement and (b) issue and perform its obligations under the Designated Securities and the Common Securities of the Designated Trust;

(v) under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Designated Trust of this Agreement and the Pricing Agreement, and the performance by the Designated Trust of its obligations thereunder and thereunder, have been duly authorized by all necessary action on the part of the Designated Trust;

(vi) the Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the holders of the Designated Securities (the “Securityholders”), as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of securities certificates and the issuance of replacement securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

(vii) the Common Securities of the Designated Trust have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Designated Trust;

(viii) under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities of the Designated Trust is not subject to preemptive rights;

(ix) the issuance and sale by the Designated Trust of Designated Securities and the Common Securities of the Designated Trust, the execution, delivery and performance by the Designated Trust of this Agreement and the Pricing Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

(x) assuming that the Designated Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities of the Designated Trust (in rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

(xi) assuming that the Designated Trust derives income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware;

(e) tax counsel for the Designated Trust and the Company satisfactory to the Representatives shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption “Certain Federal Income Tax Consequences”;

(f) on the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities (if so provided in the Pricing Agreement) and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Time of Sale Information, the Prospectus and the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(g) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any change in or affecting the general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as amended relating to the Designated Securities;

(h) (x) on or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) trading in the Common Stock of the Company on the New York Stock Exchange shall have been suspended, (iii) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York authorities or (iv) there shall have occurred any outbreak of hostilities or escalation thereof or other calamity or crisis having an adverse effect on the financial markets of the United States and (y) the occurrence or consequences of any one or more of such events shall have, in the reasonable judgment of the Representatives, made it impracticable to market the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated by the Time of Sale Information and the Prospectus as first amended or supplemented relating to the Designated Securities.

(i) if so provided in the Pricing Agreement, the Designated Securities at each Time of Delivery shall have been duly approved for listing subject to notice of issuance on the New York Stock Exchange;

(j) the Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities, or such later date as shall be agreed; and

(k) the Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request (in each case to the best of such officer’s knowledge after reasonable investigation).

8. (a) The Designated Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in each case, will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such documents in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Designated Trust and the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act to the same extent as the indemnity set forth in paragraph (a) above, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Issuer Free Writing Prospectus, Time of Sale Information, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities the use of which by the Underwriters has been approved in writing by the Company, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Designated Trust and the Company for any legal or other expenses reasonably incurred by the Designated Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment includes an unconditional release of the indemnified party from all liability arising out of such action or claim.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e) The obligations of the Designated Trust and the Company under this Section 8 shall be in addition to any liability which the Designated Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each trustee of the Designated Trust and to each officer who signed the Registration Statement and director of the Company and to each person, if any, who controls the Designated Trust and the Company within the meaning of the Act.

9. If, at the Time of Delivery, any one or more of the Underwriters shall fail or refuse to purchase Designated Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Designated Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Designated Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Designated Securities set forth opposite their respective names in the Pricing Agreement bears to the aggregate amount of Designated Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Designated Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Designated Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Designated Securities without the written consent of such Underwriter. If, at the Time of Delivery, any Underwriter or

Underwriters shall fail or refuse to purchase Designated Securities and the aggregate amount of Designated Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Designated Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Designated Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Time of Delivery, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

10. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust or the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Company, or any officer or director or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Securities.

11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust or the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust or the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Designated Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Company, respectively, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. Each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of each Designated Trust, the Company and each person who controls any Designated Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. Each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. Each Underwriter hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Act (which term includes use of any written information furnished to the Commission by the Company or the Designated Trust and not incorporated by reference into the Registration Statement and any press release issued by the Company or the Designated Trust) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule III to the Pricing Agreement or prepared pursuant to Section 2(i) or Section 5(a) above or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), “Underwriter Free Writing Prospectus”).

(b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Designated Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the Underwriters may use a term sheet substantially in the form of Schedule IV to the Pricing Agreement without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to the first use of such term sheet.

(d) It is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the time delivery of a prospectus is required or required, but for Rule 172 under the Act).

17. Each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

ANNEX I

Pricing Agreement

[Name(s) of Co-Representative(s),]

As Representatives of the several

Underwriters named in Schedule I hereto,

c/o [Address of Lead Manager],

                        ,

New York, New York 10         .

Date:

Ladies and Gentlemen:

JPMorgan Chase Capital [ ], a statutory trust formed under the laws of the State of Delaware (the “Designated Trust”) and JPMorgan Chase & Co., a Delaware corporation (the “Company”), propose, subject to the terms and conditions stated herein and in the Standard Provisions, dated                          ,          attached hereto (the “Standard Provisions”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities” consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The principal asset of the Designated Trust consists of debt securities of the Company (the “Subordinated Debentures”), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in this Agreement with respect to such Designated Securities (the “Guarantee”). Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Time of Sale Information and the Prospectus in Section 2 of the Standard Provisions shall be deemed to be a representation or warranty as of the date of the Standard Provisions in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Time of Sale Information and the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters.

At or prior to the time when sales of the Designated Securities were first made (the “Time of Sale”), the Designated Trust and the Company had prepared the following information (collectively [with the information referred to in the next succeeding sentence], the “Time of Sale Information”): a Preliminary Prospectus dated [            ], 20__, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Act) listed on Schedule III hereto. [In addition, you have informed us that the Underwriters have or will orally provide the pricing information setout on Schedule III to prospective purchasers prior to confirming sales.]

An amendment to the Initial Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

[Alternative Language: Pursuant to Section 3 in the Standard Provisions, the Designated Trust grants to the Underwriters an option to purchase up to [    ] Designated Securities. Such option is granted for the purpose of covering over-allotments and will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Designated Trust and the Company by the Representative. Such notice shall set forth the aggregate number of Designated Securities as to which the option is being exercised and the date and time, as determined by the Representative, when the Designated Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Designated Securities are delivered are sometimes referred to as a “Second Delivery Date” and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a “Delivery Date”.

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Delivery of and payment for the Designated Securities shall be at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Designated Trust shall deliver or cause to be delivered the certificates representing the Designated Securities, or oral authorizations to the transfer agent and registrar for the Designated Securities for electronic transfer of the Designated Securities, to the Representative for the account of each Underwriter against payment to or upon the order of the Designated Trust of the purchase price by wire transfer in immediately available funds. Time shall be of the essence and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the each Underwriter hereunder. If necessary, for the purpose of expediting the checking and packaging of the certificates for the Designated Securities, the Designated Trust shall make the certificates representing the Designated Securities available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.]

[In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Designated Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Designated Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Designated Securities to the public in that Relevant Member State at any time to (i) legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000 as shown in its last annual or consolidated accounts; or (iii) in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this paragraph, the expression an “offer of the Designated Securities to the public” in relation to any Designated Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe the Designated Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.]

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If the foregoing is in accordance with your understanding, please sign and return to us [ ] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours, JPMORGAN CHASE & CO.

by
Name:
Title:

JPMORGAN CHASE CAPITAL By: JPMorgan Chase & Co., as Depositor

by
Name:
Title:

Accepted as of the date hereof:

[Name(s) of Co-Representative(s)] As Representatives of the Underwriters Named in Schedule I hereto

By:
On behalf of each of the Underwriters

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SCHEDULE I

UNDERWRITER	NUMBER OF FIRM DESIGNATED SECURITIES TO BE PURCHASED	MAXIMUM NUMBER OF OPTIONAL DESIGNATED SECURITIES WHICH MAY BE PURCHASED

SCHEDULE II

DESIGNATED TRUST:

JPMorgan Chase Capital __

TITLE OF DESIGNATED SECURITIES:

AGGREGATE PRINCIPAL AMOUNT:

Aggregate principal amount of Designated

Securities to be sold: $

PRICE TO PUBLIC:

100% of the principal amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

                    % of the principal amount of the Designated Securities

UNDERWRITERS’ COMPENSATION:

As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Designated Securities will be used by the Designated Trust to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to [Name of Lead Manager], for the accounts of the several Underwriters, an amount equal to $                         per preferred security for the Designated Securities to be delivered at each Time of Delivery.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal (same day) Funds

ACCOUNTANTS’ LETTER TO BE DELIVERED ON DATE OF PRICING AGREEMENT:

TRUST AGREEMENT:

Amended and Restated Trust Agreement dated as of                              ,             , between the Company and the Trustees named therein

INDENTURE:

Indenture dated as of                          ,         , between the Company and [Debenture Trustee], as Debenture Trustee and Supplemental Indenture No.     dated as of                          ,         , between the Company and the Debenture Trustee (collectively the “Indenture”)

TITLE OF SUBORDINATED DEBENTURES:

[    ]% Junior Subordinated Deferrable Interest Debentures, Series _

GUARANTEE:

Guarantee Agreement dated as of                          ,         , between Company and [Guarantee Trustee], as Guarantee Trustee

MATURITY:

                    ,

INTEREST RATE:

            %

INTEREST PAYMENT DATES:

EXTENSION PERIOD:

REDEMPTION PROVISIONS:

[The redemption provisions set forth in Section 402 of the Trust Agreement shall apply to the Designated Securities.]

SINKING FUND PROVISIONS:

[No sinking fund provisions.]

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[ADDITIONAL COMPANY AGREEMENTS:

Replacement Capital Covenant]

TIME OF DELIVERY:

10:00 a.m., New York City time                     ,

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

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SCHEDULE III

Free Writing Prospectuses

SCHEDULE IV

Term Sheet

ANNEX II

Pursuant to Section 7(d) of the Standard Provisions, the accountants shall furnish letters to the Underwriters to the effect that:

(i) they are independent certified public accountants with respect to the Designated Trust and the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the “Representatives”);

(iii) they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Time of Sale Information and the Prospectus and/or included in the Company’s quarterly reports on Form 10-Q incorporated by reference into the Time of Sale Information and the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

(iv) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Time of Sale Information and the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(v) they have compared the information in the Time of Sale Information and the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(vi) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Time of Sale Information and the Prospectus and/or included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Time of Sale Information and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Time of Sale Information and the Prospectus, for them to be in conformity with generally accepted accounting principles;

(B) any other unaudited income statement data and balance sheet items included in the Time of Sale Information and the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(C) the unaudited financial statements which were not included in the Time of Sale Information and the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Time of Sale Information and the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

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(D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Time of Sale Information and the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Time of Sale Information and the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F) for the period from the date of the latest financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Time of Sale Information and the Prospectus disclose have occurred or may occur or which are described in such letter; and

(vii) in addition to the examination referred to in their report(s) included or incorporated by reference in the Time of Sale Information and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Time of Sale Information and the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Time of Sale Information and the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

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All references in this Annex II to the Time of Sale Information and the Prospectus shall be deemed to refer to the Time of Sale Information and the Prospectus (including the documents incorporated by reference therein) as defined in the Standard Provisions as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

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